Exhibit 10.5

                                  Translation


               Agency of the Republic of Kazakstan on Investments


                                              Central Asian Petroleum (Guernsey)
                                              Limited
                                              2211 Norfolk, Suite 1150
                                              Houston TX 77098

                                              Copy: Shell Capital Services Ltd.
                                              Attn: Mr. Mark L.G. Turner

     Having considered your letter dated 21.07.99 regarding funding the Karakuduk project, the Agency of the Republic of Kazakstan on Investments confirms that if "Karakudukmunai" LLP will not perform licensing obligations on investing USD 30,000,000 before 31.12.99, the License of "Karakudukmunai" LLP will not be recalled and the penalties will not be imposed, under condition that such nonperformance of obligations will not last more than till 30.06.2000.



Chairman                   (signature)                               A. Saidenov